Exhibit 99.1

PICO Holdings, Inc.
Executive Change in Control Bonus Plan

1.	General

The PICO Holdings, Inc. Executive Change in Control Bonus Plan (the “Plan”) is designed to provide for the payment of bonuses to Maxim C.W. Webb and John T. Perri, who are each executive employees of PICO Holdings, Inc. (together with its successors and assigns, the “Company”).

2.	Administration

The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). The Committee will have the sole discretion and authority to administer and interpret the Plan, and the decisions of the Committee will in every case be final and binding on all persons having an interest in the Plan.

3.	Eligibility

The following individuals will be eligible to participate in the Plan and each will be considered a “Participant” for purposes of the Plan: (i) Maxim C.W. Webb and (ii) John T. Perri.

4.	Term

The term of the Plan (the “Term”) will begin on the date that the Plan is approved by the Board of Directors of the Company (the “Board”) upon the recommendation of the Committee (the “Effective Date”) and will end on December 31, 2018, unless the closing of a CIC Transaction (as defined in Section 5(a)) has occurred prior to such date. For clarity, if the closing of a CIC Transaction occurs prior to December 31, 2018, the rights and obligations under the Plan will survive such closing in accordance with their terms.

5.	Amount of CIC Bonus Pool

(a)General.

If a CIC Transaction occurs during the Term, then a pool of funds available for the payment of bonuses under the Plan for such CIC Transaction (the “CIC Bonus Pool”) will be determined by the Committee as of or immediately prior to the closing date of such CIC Transaction in accordance with Section 5(b). For purposes of the Plan, a “CIC Transaction” means (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as such term is defined in Rule 13d‑3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors of the Company; provided, however, that a CIC Transaction shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) any acquisition directly from the Company, (B) any acquisition by the Company or (C) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or (ii) either (A) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors of the Company or (B) a merger or consolidation in which the Company is a party (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company.

(b)CIC Bonus Pool.

(i)First, the Committee will determine the Net CIC Transaction Amount. For purposes of the Plan, the “Net CIC Transaction Amount” means the total purchase price for the Company’s securities in a CIC Transaction, minus the following:

(1)all cash and cash equivalents of the Company as of the closing date of such CIC Transaction, other than any cash remaining as of the closing date of such CIC Transaction that is attributable to the sale or disposal of assets (other than the Company’s former ownership interest in UCP, Inc., or the securities of Century Communities, Inc. held by the Company) prior to such closing date but which had not yet been distributed (or committed to be distributed) to the Company’s shareholders;

(2)the value of any securities of Century Communities, Inc. held by the Company as of the closing date of such CIC Transaction, as determined by the Committee in the exercise of its reasonable good faith discretion; and

(3)all selling costs (including bankers’ fees and commissions) incurred or paid by the Company in connection with such CIC Transaction.

(ii)Second, the Committee will multiply the Net CIC Transaction Amount by 0.8%, and such resulting amount will be the CIC Bonus Pool.

6.Allocation of CIC Bonus Pool

The CIC Bonus Pool will be allocated as follows: (i) two-thirds of the CIC Bonus Pool will be allocated to Maxim C.W. Webb and (ii) one-third of the CIC Bonus Pool will be allocated to John T. Perri.

7.	Payment of Bonuses

(a)General.

If a CIC Transaction occurs during the Term, then a Participant who remains employed by the Company as of immediately prior to the closing date of such CIC Transaction will be entitled to payment of a bonus under the Plan equal to the amount of the CIC Bonus Pool allocated to such Participant in accordance with Section 6 (a “CIC Bonus”) and any such CIC Bonus will be paid in accordance with Section 7(b), only if there occurs a termination of such Participant’s employment with the Company pursuant to a CIC Termination (as defined in Section 7(b)(ii)); provided further, that the amount of such Participant’s CIC Bonus shall be offset and reduced by any other bonus paid to such Participant after such closing date, including under the Company Bonus Plan, to the extent attributable to assets already included within the calculation of the CIC Bonus Pool.

(b)CIC Bonus.

(i)In the event a Participant is entitled to payment of a CIC Bonus, the total amount of such CIC Bonus will be paid in the form of cash on the 60th day following the date of such Participant’s CIC Termination, subject to Section 8.

(ii)For purposes of the Plan, a “CIC Termination” means a Participant’s termination of employment with the Company pursuant to any of the following, provided that such termination (A) occurs on or within three years after the closing date of a CIC Transaction and (B) constitutes a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”):

(1)a termination by the Company of the Participant’s employment with the Company for any reason other than Cause;

(2)the Participant’s Resignation for Good Reason;

(3)the Participant’s termination of employment with the Company as a result of the Participant’s death or Disability; or

(4)the Participant’s voluntary termination of employment with the Company following the date of a Majority Change in the Board.

For clarity, a CIC Termination shall not include any termination of the Participant’s employment which is (x) for Cause or (y) a result of the Participant’s voluntary termination of employment which is neither a Resignation for Good Reason nor follows the date of a Majority Change in the Board.

(iii)For purposes of the Plan, “Cause” means the occurrence of any of the following:

(1)the Participant’s willful and continued failure to materially perform the duties and responsibilities of his or her position after there has been delivered to the Participant a written demand for performance from the Board which describes the basis for the Board’s belief that the Participant has not substantially performed his or her duties and provides the Participant with 30 days to take corrective action, unless the Board determines in the exercise of its reasonable good faith discretion that such failure is of such nature or extent that effective corrective action is impossible or unlikely (in which case such failure will constitute “Cause” even though the Participant is not provided with 30 days to take corrective action);

(2)any act of personal dishonesty taken by the Participant in connection with his or her responsibilities as an employee of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company (an “Affiliated Company”) with the intention or reasonable expectation that such action may result in the substantial personal enrichment of the Participant;

(3)the Participant’s conviction of, or plea of nolo contendere to, a felony that the Board reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business;

(4)a breach of any fiduciary duty owed to the Company or any Affiliated Company by the Participant that has a material detrimental effect on the Company’s or Affiliated Companies’ reputation or business;

(5)the Participant being found liable in any United States Securities and Exchange Commission or other civil or criminal securities law action or entering any cease and desist order with respect to such action (regardless of whether or not the Participant admits or denies liability);

(6)the Participant (i) obstructing or impeding, (ii) endeavoring to influence, obstruct or impede, or (iii) failing to materially cooperate with, any investigation authorized by the Board or any governmental or self-regulatory entity (an “Investigation”); provided, however, that the Participant’s failure to waive attorney-client privilege relating to communications with the Participant’s own attorney in connection with an Investigation will not constitute “Cause”; or

(7)the Participant’s material breach of any contract or agreement between the Participant and the Company, or the Participant’s intentional and material violation of any material policy of the Company.

(iv)For purposes of the Plan, “Resignation for Good Reason” means the voluntary resignation by the Participant from employment with the Company within a period of 90 days after the initial occurrence, without the Participant’s express written consent, of any of the following conditions (each, a “Good Reason”) which remains in effect for 30 days after the Participant’s delivery of written notice of the occurrence of such condition(s) to the Board within 30 days following the initial occurrence of such condition(s):

(1)a material diminution in the Participant’s authority, duties or responsibilities (for the avoidance of doubt, any change in authority, duties or responsibilities that occurs as a result of either (A) the monetization or disposition of assets by the Company or (B) the fact that the Company ceases to be a public company and/or reduces its size as a result of a CIC Transaction, shall not be considered such a diminution in authority, duties or responsibilities);

(2)a material reduction in the health and welfare insurance, retirement or other benefits available to the Participant as of the Effective Date (except for reductions in such benefits applicable to senior executive employees of the Company generally);

(3)a material reduction in the Participant’s base salary as of the Effective Date (except for any reduction in such base salary that is proportional to or commensurate with a decrease in the Company’s assets that occurs as a result of the monetization or disposition of assets by the Company ); or

(4)the failure of the Company or any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) or to all or substantially all of the Company’s business and/or assets to honor any material term of the Plan.

(v)For purposes of the Plan, “Disability” means the Participant’s absence, as a result of incapacity due to physical or mental illness, from the Participant’s duties with the Company on a full-time basis for 90 or more consecutive days or a total of 180 or more days in any twelve-month period.

(vi)For purposes of the Plan, “Majority Change in the Board” means the date on which individuals who, immediately prior to the closing date of a CIC Transaction, are members of the Board cease for any reason to constitute at least a majority of the members of the Board.

8.Section 409A

The Company intends that any bonuses provided under the Plan be exempt from or comply with the requirements of Section 409A of the Code and the regulations and rulings issued thereunder (collectively, “Section 409A”), and the Plan shall be so construed. Without limiting the generality of the foregoing and notwithstanding any other provision of the Plan to the contrary:

(a)If any amount under the Plan (i) constitutes a “deferral of compensation” within the meaning of Section 409A, (ii) is payable pursuant to a Participant’s “separation from service” within the meaning of Section 409A, and (iii) such Participant is a “specified employee” within the meaning of Section 409A (determined using the identification methodology selected by the Company from time to time, or if none, the default methodology) as of the date of such Participant’s separation from service, then except as otherwise permitted by Section 409A, such amount shall be paid to such Participant on the first day of the seventh month after the date of such Participant’s separation from service or, if earlier, the date of such Participant’s death following such separation from service.

(b)Each payment made under the Plan shall be treated as a separate payment.

(c)The Company does not guarantee any particular tax effect for income provided to any Participant pursuant to the Plan. In any event, except for the Company’s responsibility to withhold applicable income and employment taxes from amounts paid or provided to any Participant under the Plan, the Company shall not be responsible for the payment of any applicable taxes on any such amounts.

9.	Miscellaneous

(a)Withholding of Compensation. The Company will deduct and withhold from any amounts payable to Participants under the Plan any amounts required to be deducted and withheld by the Company under the provisions of any applicable federal, state, local or foreign statute, law, regulation, ordinance or order.

(b)Plan Funding. The Plan will be unfunded. Nothing contained in the Plan will be deemed to require the Company to deposit, invest or set aside amounts for the payment of any bonuses under the Plan.

(c)Amendment or Termination of the Plan. The Plan may be amended or terminated at any time prior to the end of the Term by the Committee; provided, however, that any such amendment or termination will not materially impair or adversely affect a Participant’s rights under the Plan without his or her written consent.

(d)No Guarantee of Continued Service. The Plan will not confer any rights upon a Participant to remain in service with the Company for any specific duration or interfere with or otherwise restrict in any way the rights of the Company to terminate a Participant’s service with the Company for any reason, with or without cause or notice.

(e)Binding Effect; No Assignment or Transfer. The Plan shall inure to the benefit of and be binding upon the Company, its respective successors and assigns (including any Affiliated Company to which this Plan is assigned or transferred by the Company), and each Participant and his or her heirs, executors and administrators. None of the rights, benefits, obligations or duties under the Plan may be assigned or transferred by any Participant. Any purported assignment or transfer by any Participant will be void.

(f)Validity. In the event any provision of the Plan is held invalid, void or unenforceable, the same will not affect, in any respect whatsoever, the validity of any other provision of the Plan.

(g)Governing Law; Venue. The rights and obligations of any Participant under the Plan will be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to its or any other jurisdiction’s conflicts of laws principles. For purposes of litigating any dispute that arises directly or indirectly from the relationship between any Participant and the Company pursuant to the Plan, such Participant and the Company, as applicable, shall be subject to the jurisdiction of the federal or state courts located within the State of Delaware and such litigation shall be conducted only in such courts, and no other courts.

(h)Golden Parachute Payments. If a Participant has a written agreement with the Company that includes a provision regarding “parachute payments” within the meaning of Section 280G of the Code and the excise tax imposed by Section 4999 of the Code (a “280G Provision”), then such 280G Provision will apply to all bonuses payable to such Participant under the Plan.